EXHIBIT 10-11

FIRST AMENDMENT TO THE

RETIREMENT PLAN FOR THE DIRECTORS

OF HALLIBURTON COMPANY

(As Amended and Restated July 1, 2007)

Halliburton Company (the “Company”) established and maintains the Retirement Plan for the Directors of Halliburton Company, as amended and restated July 1, 2007 (the “Plan”).  Pursuant to Article X of the Plan, the Board of Directors of the Company reserves the right to amend the Plan.  The Company hereby amends the Plan, effective as of September 1, 2007, as follows:

1.	Article V of the Plan is hereby amended in its entirety to read as follows:

“Upon the death of a Participant, whether before or after such Participant’s Benefit Commencement Date, all unpaid benefits shall be paid to such Participant’s surviving spouse in accordance with the provisions of Article III hereof.  Should a Participant die leaving no spouse who survives the Participant for any length of time, or upon the subsequent death of a surviving spouse, any unpaid Retirement Benefit shall be paid, within 60 days of the death of the Participant or surviving spouse, as applicable (each referred to as a “decedent”), to the decedent’s estate.  Payment shall be made in the form of a lump sum equal to the present value of the remaining unpaid annual installments of the Retirement Benefit using the interest rate assumption set forth on Exhibit A hereto.”

2.           The Plan is hereby amended by adding to the end thereof “Exhibit A” in the form as attached hereto.

IN WITNESS WHEREOF, the Company has caused these presents to be executed by its duly authorized officer, in a number of copies, all of which shall constitute but one and the same instrument that may be sufficiently evidenced by any such executed copy hereof, this 1st day of October, 2007, but effective as of September 1, 2007.

HALLIBURTON COMPANY

By:  /s/ David J. Lesar

Name:  David J. Lesar

Title:  Chairman, President and
Chief Executive Officer

RETIREMENT PLAN FOR THE DIRECTORS
OF HALLIBURTON COMPANY

(As Amended and Restated July 1, 2007)

EXHIBIT A

Present Value

This Exhibit A forms part of the Retirement Plan for the Directors of Halliburton Company, as amended and restated effective September 1, 2007 (the “Plan”).  The provisions of this Exhibit A govern the interest rate assumption for purposes of determining present value in Article V of the Plan, as follows:

The interest rate assumption shall be the average "applicable interest rate" as defined in Section 417(e)(3)(A)(ii)(II) of the Internal Revenue Code of 1986, as amended, for the month preceding the decedent’s death, as published by the Internal Revenue Service, or if no such rate is published, the rate determined using substantially similar methodology.